UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2015

Silver Eagle Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36025 (Commission File Number)	80-0914174 (I.R.S. Employer Identification Number)

1450 2nd Street, Suite 247 Santa Monica, California (Address of principal executive offices)	90401 (Zip code)

(310) 209-7280
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

On February 25, 2015, Silver Eagle Acquisition Corp. (the “Company”) issued a press release announcing that it has set a record date of March 2, 2015 for the special meetings of the Company’s stockholders and public warrantholders relating to the previously announced proposed transaction (the “Transaction”) between the Company and Videocon d2h Limited (“Videocon d2h”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated February 25, 2015

Additional Information about the Transaction and Where to Find It

Videocon d2h has filed a registration statement on Form F-4 (the “Registration Statement”) with the SEC, which includes a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to holders of the Company’s common stock and public warrants in connection with the solicitation by the Company of proxies for the vote by the stockholders on the Transaction and the vote by the warrantholders on the proposed amendment to the warrant agreement, as well as the prospectus covering the registration of the proposed issuance of equity shares underlying american depositary shares to be issued in the Transaction. The Company will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders and warrantholders. The Company stockholders and warrantholders and other interested persons are advised to read, the preliminary proxy statement/prospectus included in the Registration Statement, and amendments thereto, and the definitive proxy statement/prospectus because the proxy statement/prospectus will contain important information about Videocon d2h, the Company, the proposed Transaction and the proposed warrant agreement amendment. The definitive proxy statement/prospectus will be mailed to stockholders and warrantholders of the Company as of March 2, 2015. Stockholders and warrantholders may obtain copies of the Registration Statement which includes the proxy statement/prospectus, without charge, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Silver Eagle Acquisition Corp., 1450 2nd Street, Suite 247, Santa Monica, CA 90401, Attention: James A. Graf, Chief Financial Officer.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Transaction and the Company’s warrantholders with respect to the proposed warrant agreement amendment. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC. Additional information regarding interests of such participants will be contained in the definitive proxy statement/prospectus when available.

Videocon d2h and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Silver Eagle in connection with the proposed transaction and from the warrant holders of Silver Eagle in connection with the proposed warrant amendment. A list of the names of such directors and officers and information regarding their interests in the transaction will be included in the definitive proxy statement/prospectus for the Transaction when available.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Silver Eagle Acquisition Corp.

Dated: February 25, 2015	By:	/s/ James A. Graf
James A. Graf Vice President, Chief Financial Officer, Treasurer and Secretary

[Signature Page to Form 8-K]

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EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated February 25, 2015

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